Exhibit 99

Public Service Enterprise Group

A Presentation to the Financial Community

The New York Palace Hotel, New York City

March 20, 2008

Forward-Looking Statement

Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved.  The results or events predicted in these statements may differ materially from actual results or events.  Factors which could cause results or events to differ from current expectations include, but are not limited to:

Adverse Changes in energy industry, policies and regulation, including market rules that may adversely affect our operating results.

Any inability of our energy transmission and distribution businesses to obtain adequate and timely rate relief and/or regulatory approvals from federal and/or state regulators.

Changes in federal and/or state environmental regulations that could increase our costs or limit operations of our generating units.

Changes in nuclear regulation and/or developments in the nuclear power industry generally, that could limit operations of our nuclear generating units.

Actions or activities at one of our nuclear units that might adversely affect our ability to continue to operate that unit or other units at the same site.

Any inability to balance our energy obligations, available supply and trading risks.

Any deterioration in our credit quality.

Any inability to realize anticipated tax benefits or retain tax credits.

Increases in the cost of or interruption in the supply of fuel and other commodities necessary to the operation of our generating units.

Delays or cost escalations in our construction and development activities.

Adverse capital market performance of our decommissioning and defined benefit plan trust funds.

Changes in technology and/or increased customer conservation.

For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-
Q and Form 8-K filed with the Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer

PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes the impact of the sale of certain non-core domestic and international assets and costs stemming from the terminated merger agreement with Exelon Corporation. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Net Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.  These slides are intended to be reviewed in conjunction with the oral presentation to which they relate.

Today’s Agenda

Presenter

Presentation

Time

Ralph Izzo

Summary and Q&A

12:30

Tom O’Flynn

PSEG Financial Review and Outlook

12:00 – 12:30

Stephen Byrd

PSEG Energy Holdings – Review and Outlook

11:45 – 12:00

Ralph LaRossa

PSE&G – Review and Outlook

11:15 – 11:45

PSEG Power – Q&A

11:00 – 11:15

Dan Cregg

PSEG Power – Market Overview and
Financial Outlook

10:15 – 11:00

BREAK

Richard Lopriore

PSEG Fossil – Overview

9:30 – 10:00

Bill Levis

PSEG Power – Overview
PSEG Nuclear – Overview

9:00 – 9:30

Anne Hoskins

Climate Change: Public Policy Initiatives

8:30 – 9:00

Ralph Izzo

PSEG Strategic Overview

8:00 – 8:30

Kathleen Lally

Welcome / Introduction

8:00

PSEG
Strategic Overview

Ralph Izzo

Chairman, President and Chief Executive Officer, PSEG

Operational excellence is our foundation for success …

Financial
Strength

Operational
Excellence

Disciplined
Investment

… and this will yield financial strength that will be deployed through disciplined investment.

Our platform …

… provides earnings stability and multiple sources of revenue for growth.

Stable electric and gas
distribution and
transmission company
rated top quartile for
reliability providing
service in mature
service territory in New
Jersey.

Major electric generation
company with 13,300
MW of base-load,
intermediate and load
following capability
operating in attractive
markets in the Northeast
with operating control of
additional 2,000 MW of
capacity in Texas.

Redeployment of capital
through the sale of
international assets.
Focused on managing
lease portfolio and
potential investment in
renewables.

2007 Operating
Earnings:

$949M*

$115M*

$376M*

2008 Guidance:

$1,040M - $1,140M

$45M – $60M

$350M – $370M

* See page 134 for Items excluded from Net Income to reconcile to Operating Earnings

Major influences on business environment remain:

PSEG assets are well positioned to meet the needs of customers and shareholders in a challenging environment.

Climate
Change

Infrastructure
Requirements

Capacity
Needs

PSEG Power’s base-load nuclear assets
well situated in carbon constrained
environment

PSE&G pursuing investments in energy
efficiency and renewables

Significant new transmission capital
program to improve reliability

Capital investment in coal fleet to meet
environmental requirements maintains
critical infrastructure and expands capability

New peaking capacity leverages existing
brownfield sites; potential for new nuclear

Our focus is to maximize benefits from existing assets …

Regulatory and
Market Environment

Growth with
Manageable Risk

… and build a substantial platform for ongoing growth.

Processes embedded
throughout the organization
on how to manage, operate
and invest with excellence
as the goal

Regulatory mechanisms in
place supporting best-in-
class reliability enhanced
by market dynamics
encouraging investment

Maintain strong balance
sheet providing opportunity
to deploy capital to meet
shareholder objectives for
growth with reasonable risk

Operational
Excellence

2007 was a year of major accomplishments.

Management team in place

Maintained reliability of utility operations

Resumed control of nuclear fleet

RPM introduced and four auctions successfully
completed

NJ concluded another successful BGS auction

Investing in coal fleet – installation of back-end
technology complete at Bridgeport

RTEP approval for transmission expansion

Selling international assets

Balance sheet targets met ahead of schedule

Exceeded earnings expectations

We met our commitments to shareholders, customers and
employees by solidifying operations and delivering on our
financial promises.

Operational
Excellence

Regulatory and
Market
Environment

Growth
with
Manageable
Risk

We are continuing to improve operational practices and participate in market design discussions …

… to support long-term growth and reliability.

NJ enacted Regional Greenhouse Gas Initiative
(RGGI)

Awaiting NJ Energy Master Plan

PSEG Power exposed to heat rate expansion, gas
prices and carbon

Plan to add 300-400 MW peaking capacity

Pursuing RFPs in CT and NY

Awaiting RTEP decision on additional transmission

PSE&G pursuing pilot programs to test energy
efficiency and conservation

Hope Creek uprate and Salem steam generator adding
140MW

Operational
Excellence

Regulatory and
Market
Environment

Growth
with
Manageable
Risk

Fossil fleet adopted operating model based on
Nuclear’s success

Goal is to maintain (at a minimum) operating
capability of nuclear fleet at 90% capacity factor

PSE&G pursuing pilot programs in advanced metering
and back office technology

Spending for the next four years …

$0.0

$2.0

$4.0

$6.0

$8.0

$10.0

2007 Forecast*

2008 Forecast**

PSE&G

Other

PSEG Power

* As per 2006 10-K
** As per 2007 10-K; also includes plans for PSEG Energy Holdings

PSEG Energy
Holdings

$ 4.5B

$ 7.3B

… has increased 62% to support PSEG’s growth strategy.

(2008 – 2011)

(2008 – 2011)

Capital Expenditures

… supporting our growth initiatives, maintaining financial
flexibility.

$0.0

$5.0

$10.0

$15.0

Forecast*

Forecast

Shareholder
Dividend

Debt
Reduction

Discretionary Cash

PSEG Use of Cash

Investment

$1.5 – $2.0B

$3.0B

(2008 –2011)

(2008 –2011)

PSEG’s financing capability has improved with forecasted
discretionary cash expected to reach $3 billion …

* As presented at 2007 March Analyst Conference

Improved processes, markets and well-positioned assets …

$0.00

$1.00

$2.00

$3.00

$4.00

2006 Operating Earnings*

2007 Operating Earnings*

2008 Guidance

$2.71

$2.80 – $3.05

$1.73

2007
Guidance:
$2.58 - $2.73

… allowed us to meet our commitment to earnings growth as we also reduced international risk.

* See page 134 for Items excluded from Net Income to reconcile to Operating Earnings

8% Growth

2006 Operating

Earnings*

2007 Operating

Earnings*

2010E

2011E

Improved processes, markets and well-positioned assets …

* See page 134 for Items excluded from Net Income to reconcile to Operating Earnings

… should continue to drive annual earnings guidance growth
of 8 - 9%.

$1.73

$2.71

$2.80 - $3.05

$3.05 - $3.35

2008
Guidance

2009
Guidance

+ 8 - 9%

+ 8 - 9%

$1.12

$1.14

+ 10%

$1.29

$1.17

$1.00

$1.25

$1.50

2005

2006

2007

2008

2009E

Our recent 10% dividend increase continues 100-year
history of paying common dividends.

Payout objective of 40 – 50% provides opportunity for growth with earnings.

* Indicated annual dividend rate

*

44%

Payout
Ratio

40 – 50%

43%

66%

63%

?

Holdings

PSE&G

Power

Parent

$2.80

 -

$3.05

2008

2009

2010

2011

1040

-

1140

45

-

60

350

 -

370

(15)

    –

(10)

8

 –

  9% Annual Growth

Subsidiary

Annual Growth

5

 –

7%

Discretionary Cash

Annual Growth

6

 –

8%

5

–

7%

~

~

3%

Redeploying our $3.0B of discretionary cash towards
additional growth and / or share repurchases…

…drives our Consolidated earnings growth rate resulting in a total shareholder return between 10 – 13%.

+

Subsidiary Earnings

Annual Growth

5

 –

7%

“

Discretionary Cash”

”

–

Annual Growth /

Share Repurchases

~

~

3%

Annual

Dividend Yield

~

~

3%

Total Shareholder

Return

10

-

13%

Fitting the pieces together - PSEG value proposition

PSEG well positioned in current business environment

Process improvement programs support efforts to:
                                - maintain reliability
                                - control costs
                                - provide value to the customer

Asset mix provides opportunities in attractive markets

Strengthened balance sheet supports capital investment

Return of cash to shareholders through dividends
provides discipline to investment process

Earnings growth and yield offer opportunity for double
digit shareholder returns of 10 – 13%

Creating shareholder value for the long-term ..

-50

0

50

100

150

200

250

300

350

400

450

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

PEG

S&P Electrics

Total Comparative Returns
(12/31/97 – 2/29/08)

… has been and will continue to be our focus.

Climate Change: State, Regional
and Federal Policy Developments

Anne Hoskins

Vice President - Federal Affairs and Policy, PSEG

Climate change is a classic example of the intersection
between public policy and business …

… at all levels of the government.

Climate Change

Public Policy

Business

New Jersey’s 2020 State Energy Goals …

20% Reduction
in projected BAU
Consumption

20%
Renewable
Energy

Reduction to
1990 GHG
Emissions
Levels

… are a challenge and an opportunity for PSEG.

BAU: Business as Usual
GHG: Greenhouse Gas

BAU: Business as Usual
GHG: Greenhouse Gas

New Jersey’s 2020 Energy Goals – Investment Opportunities

20% Reduction in BAU Consumption = 20,000 GWh of electricity in 2020

2004 NJ BPU study: 13,000 GWh of improved energy efficiency in
New Jersey is economically feasible, at an incremental cost of over $5 billion; demand grows, but at a lower rate.

20% Renewable Energy = 16,000 GWh of renewable generation in 2020

State Energy Master Plan modeling presumes by 2020: 1,500 MW of solar capacity; 450 MW of biomass capacity and 300 MW of off-shore wind capacity.

At today’s prices, this would cost over $10 billion, and would only achieve roughly 1/3 of the 16,000 GWh goal.

1990 GHG Levels = 46 million tons of CO2 reduced in 2020

20% renewable energy = 10 million tons

20% consumption reduction = 12 million tons

24 million tons remain (one new 1,500 MW nuclear plant would save roughly 12 million tons)

Regional Greenhouse Gas Initiative (RGGI) - Overview

Regional cap and trade program

Participating states: CT, MA,
MD,  ME, NH, VT, NY, NJ, RI,
and DE

Goal: CO2 emissions from power
plants capped in 2009; that cap
is reduced by 10% between
2015 – 2019

NJ – RGGI enabling legislation enacted in January 2008 …

… contained several provisions of importance to PSEG.

Mitigate Leakage

Phase-out RGGI

Utility Investment in
Efficiency

Renewables

and

The next steps involve implementing the legislation …

… by defining the ground rules for carbon trading, leakage
control and utility investment opportunities.

Efficiency and Renewable
Rules

Leakage Mechanism

Carbon Auction

PSEG is in active dialogue around Federal carbon cap and trade legislative proposals …

… advocating rewarding clean generation and supporting one
national trading system.

Strong Carbon Mandates

Allocation /
Auction

Role for
Utilities

One
Nationwide
System

Federal carbon cap and trade legislation is increasingly likely …

78 Congressional hearings
on climate change

8 major bills on climate
change introduced

Lieberman-Warner
approved by Senate
committee

2007 Activities

Senate floor debate after
Memorial Day recess?

Slower action in the House

Legislation unlikely in 2008

… although the timeframe for passage may extend to 2009.

2008 Prospects

Million metric tons CO2e
Business as usual
Historical emissions

With the passage of time increased evidence has heightened
concern over climate change.

PSEG will continue its efforts to support a national carbon trading system.

14000

12000

10000

8000

4000

2000

6000

Comparison of Legislative Climate Change Targets

in the 110th Congress, 1990-2050

December 7, 2007

Bingaman-Specter

range with price cap
(projected only
through 2030)

potential reductions

from complementary

policies

Conditional target

Lieberman-McCain

Olver-Gilchrest

Lieberman-Warner

potential reductions

from complementary

policies

Kerry-Snowe
Sanders-Boxer,
Waxman

WORLD RESOURCES INSTITUTE

For a full discussion of underlying methodology, assumptions and references,

please see http://www.wri.orq/usclimatetargets. WRI does not endorse any of these bills. This analysis is intended to fairly and accurately compare explicit carbon caps in Congressional climate proposals. Data post-2030 may be derived from extrapolation of EIA projections.

0

1990

2000

2010

2020

2030

2040

2050

PSEG and climate change …

… leading the way for a sustainable environment and robust
business opportunities.

Challenges and Opportunities

PSEG Power
Overview

Bill Levis

President and Chief Nuclear Officer, PSEG Power

PSEG Power - Positioned for growth in 2008 and beyond

Operational
Excellence

Regulatory
and Market
Environment

Growth with
Manageable
Risk

Implementation of Operational
Excellence Model (OEM)

Disciplined, standardized approach

Participation in well functioning markets

Multiple profitable products

Positioned to benefit from market
dynamics

Leveraging growth opportunities

Low-cost portfolio

Strong cash generator

Regional focus in competitive,
liquid markets

Assets favorably located

Many units east of PJM constraints

Southern NEPOOL/ Connecticut

Near customers/load centers

80% of Fossil capacity has dual
fuel capabilities

Integrated generation and portfolio
management optimizes asset-
based revenues

… we continue to like the assets we have and their location.

Right set of assets, right markets at the right time …

18%

47%

8%

26%

Fuel Diversity – 2007

Coal

Gas

Oil

Nuclear

Pumped

Storage

1%

Energy Produced - 2007

54%

25%

19%

Oil 1%

Pumped
Storage
1%

Nuclear

Coal

Gas

Total GWh: 53,200

Total MW: 13,300

CO2 Emissions (lbs/MWh)
Big Rivers Electric Corp
NiSource Inc
Vectren Corporation
Ameren
Edison International
E.ON U.S.
Dynegy Inc
Hoosier Energy
East Kentucky Power Coop
Reliant
AES Corp
Allegheny Energy Inc
DPL Inc
Mirant Corp
Buckeye Power Inc
Tennessee Valley Authority
American Electric Power (AEP)
CMS Energy
DTE Energy
Duke Energy
Old Dominion Electric Coop
FirstEnergy
Progress Energy
Dominion
PPL
Constellation Energy Group, Inc
U S Bank National Assoc
Cogen Technologies Linden Vent
PSEG
Exelon Corporation

0

500

1,000

1,500

2,000

2,500

3,000

Power’s assets have a low carbon profile …

… which is well positioned for virtually any form of carbon
restrictions.

Source: Energy Information Administration (2006)

2006 CO2 Emissions Rate Ranking
(Companies in PJM States)

Baseload units

Load following units

Peaking units

Salem

Hope

Creek

Keystone

Conemaugh

Hudson 2

Linden 1,2

Burlington 8-9-11

Edison 1-2-3

Essex 10-11-12

Bergen 1

Sewaren 1-4

Hudson 1

Mercer1, 2

Bergen 2

… position the company to serve full requirement load contracts.

Sewaren 6

Mercer 3

Kearny 10-11

Linden 5-8 / Essex 9

Burlington 12  / Kearny 12

Peach

Bottom

Bridgeport

New

Haven

Nuclear

Coal

Combined Cycle

Steam

GT Peaking

Power’s assets along the dispatch curve …

BEC

Illustrative

Yards

Creek

National Park

X

X

Ancillary Revenue

X

X

X

X

Capacity Revenue

X

X

Energy Revenue

X

X

Dual Fuel

2% to 10%

Peaking CF

30% to 50%

Combined Cycle CF

50% to 70%

85% to 90%

Coal CF

90% to 92%

Nuclear CF

Total Power Output (GWh)

… we are expanding the output of our existing fleet.

Through our ongoing focus on operational excellence …

0

10,000

20,000

30,000

40,000

50,000

60,000

2004

2005

2006

2007

Year

Nuclear

Coal

CC

Peaking/Steam

Strong Performance

Continued growth in output

Improved fleet performance

3,500

Nuclear

4,300

Peaking / Steam

3,150

Combined Cycle

2,350

Coal

A Diverse 13,300 MW Fleet

… drove the increase in Power’s 2007 results.

$515M*

$949M*

$54M

$275M

$105M

Improvements across the portfolio …

RPM in PJM

FCM in New England

Recontracting

Reserve margins

Fuel prices

Heat rate expansion

BGSS

Other

* See page 134 for Items excluded from Net Income to reconcile to Operating Earnings

2006 Operating
     Earnings

Energy

Capacity

Other

2007 Operating
    Earnings

PSEG Nuclear
Overview

Stage 1

Identify Requirements

(Jan-Mar)

Determine organization required

Complete leadership staffing

Review Management Model Controls

Identify Critical Skill Gaps

Identify industry participation and
support

Stage 2

Create Plan
(Mar-Jun)

Develop plan to resume functions
from Exelon

Transition into station organization

Transition into Corporate Function

Transition into Operations Support

       Organization

Outsource

Eliminate

Complete organization staffing

Stage 3

Execute Plan
(Jul-Dec)

Implement Plan

Check and adjust accordingly

Resume PSEG Corporate Support

Continue Day to Day Management Model Execution

… while sustaining strong nuclear performance.

We established independent operation in 2007…

The Nuclear Operational Excellence Model (OEM) is fully
implemented …

Nuclear Operating Service Agreement with Exelon ended in
December 2007

Core leadership team from Exelon retained

New Operations Support Organization established

More than 50 new positions added to the station

Corporate Functional Area Managers in place to provide
Governance and Oversight

Strong, broad-reaching connections to the industry established to retain fleet benefit

… and positions Power well for future success.

24.8

27.4

28.5

28.8

29.2

2004

2005

2006

2007

2008  Target

We have delivered strong nuclear performance …

… while reducing cost of operations.

$589

$567

$564

$542

$554

2004

2005

2006

2007

2008 Target

Total Nuclear Output
(000 GWh)

O&M Total Incurred Cost
($ millions)

Note: Values represent Salem/Hope Creek/Peach Bottom, PSEG Share

Salem has improved versus its industry peers …

2007

2006

CM Backlogs

Fuel Reliability

Production Cost

2

1

Refueling Outage Duration

2

1

Forced Loss Rate

2

1

Capacity Factor

2

1

Chemistry Performance Index

2

1

     Safety Injection

2

1

     Auxiliary Feedwater

2

1

     Emergency Diesel Generators

Safety System Reliability

2

1

Significant Events

2

1

Automatic Scram Rate

2

1

Collective Radiation Exposure

Industrial Safety (OSHA)

2

1

INPO Index

2005

2004

Unit

Note:  2007 year end performance is compared to the industry 2006 top quartile performance

… with a relentless drive for operational excellence.

4th Quartile

3rd  Quartile

2nd Quartile

1st Quartile

Key

N/A

Hope Creek has also made great strides …

2007

2006

CM Backlogs

Fuel Reliability

Production Cost

Refueling Outage Duration

Forced Loss Rate

Capacity Factor

Chemistry Performance Index

     High Pressure Coolant Injection

     Residual Heat Removal

     Emergency Diesel Generators

Safety System Reliability

Significant Events

Automatic Scram Rate

Collective Radiation Exposure

Industrial Safety (OSHA)

INPO Index

2005

2004

Note:  2007 year end performance is compared to the industry 2006 top quartile performance

… with a continuing focus on improvement.

4th Quartile

3rd  Quartile

2nd Quartile

1st Quartile

Key

N/A

Capacity Factor (%)

77

89

96

91

90

2004

2005

2006

2007

2008 Target

Sustaining our performance improvement is critical to Power …

NJ Operations

… and Nuclear’s drive for excellence is core to its operations.

* Quartile values are 4th Qtr 2006

Top Quartile: 93.0

2nd Quartile: 90.7

Top Quartile: 97.4

2nd Quartile: 92.9

183

143

166

203

205

2004

2005

2006

2007

2008 Target

Capital Spend

22

33

25

35

2004

2005

2006

2007

2008 Target

Corrective Maintenance Backlog

78

80

97

94

93

2004

2005

2006

2007

2008 Target

INPO Index

($M, 100% share)

(Online CMs)

We have some major 2008 initiatives …

… that will drive value for years to come.

Hope Creek Uprate

Unit 2 outage commenced
March 11 (Unit 1 complete)

$148 million (PS share)
multi-year project

15 MW uprate (PS share)
expected for 2008 summer
run

Salem Steam Generator Outage

Corporate

Salem

Hope Creek

INPO Assessments

Work to support extended
power uprate largely
completed in 2007

Technical issue under review
at NRC

125 MW uprate expected for
2008 summer run

Our priorities are to drive continued operational
excellence …

… to maximize the value derived from our assets.

Capture value associated with
achieving top quartile performance

Safety

Environmental

Output maximization

Cost management

License Renewal

PSEG Fossil
Overview

Richard Lopriore

President, PSEG Fossil

0

5,000

10,000

15,000

20,000

25,000

30,000

2004

2005

2006

2007

`

Total Fossil Output
(GWh)

… through a low-cost portfolio in which the majority of the output is from coal facilities.

Fossil operations contribute to earnings …

A Diverse 9,800 MW Fleet (MW)

4,300

Steam / Peaking

3,150

Combined Cycle

2,350

Coal

Right Assets – Right Location

Fuel diversity

Technical diversity

Near load centers

Operation of 2,000 MW Texas Portfolio

Shared best practices

Leverage scale

Implementation of an Operational Excellence Model …

Phase III

(Jul – Dec 08)

Finalize OEM  &
Conduct Effectiveness
Reviews

Improve Behaviors

Finalize Plant
Assessment Program

Conduct Equipment
Health Audits

Continuous
Improvement

Phase II

(Jan – Jun 08)

OEM Development &
Implementation

Improve Behaviors

Implement Material
Condition Improvement
Plan

Implement Consistent
Conduct of Ops / Maint

Strengthen Oversight
Functions

Phase I

(Sept – Dec 07)

IMMEDIATE IMPACT

Establish Behaviors

Improve Ops Focus

Establish Functional
Area Accountability

Establish Performance
Indicators

Benchmark Externally
and Assess Gaps

… has standardized our approach to running our business and is improving performance within Fossil Operations.

Coal					
Combined Cycle					
Load Following					
Peaking

Fossil’s operations have improved, but still lag industry
benchmarks …

* Benchmark data by technology from NERC 2006 database.  2007 benchmark data is based on trend analysis.

1st Quartile

2nd Quartile

3rd Quartile

4th Quartile

UNITS by GROUP:  Coal (Hudson 2, Mercer 1&2 and
BH3), CC (Bergen 1&2, BEC and Linden 1&2),
Load Following (Hudson 1, Sewaren1-4, New Haven),
Peaking (all CTs)

… and the Operational Excellence Model contains specific
initiatives to close the gaps.

2004

2005

2006

2007

Equivalent Availability

Forced Outage Rate (EFORd)

Equivalent Derate Hours

Forced Outage Occurrences

Planned Outage Hours

Maintenance Outage Hours

FOR

2004

2005

2006

2007

Equivalent Availability

Forced Outage Rate (EFORd)

Equivalent Derate Hours

Forced Outage Occurrences

Planned Outage Hours

Maintenance Outage Hours

FOR

2004

2005

2006

2007

Equivalent Availability

Forced Outage Rate (EFORd)

Equivalent Derate Hours

Forced Outage Occurrences

Planned Outage Hours

Maintenance Outage Hours

FOR

2004

2005

2006

2007

Equivalent Availability

Forced Outage Rate (EFORd)

Equivalent Derate Hours

Forced Outage Occurrences

Planned Outage Hours

Maintenance Outage Hours

FOR

0

2

4

2006

2007

2008 Target

OSHA Incident Rate

Environmental Opacity Incidents

Coal Forced Outage Rate*

Combined Cycle Forced Outage Rate
(Includes Texas)*

Fossil is driving to achieve targets through the OEM …

… with opportunity to increase value through improved
performance.

* Forced outage rate includes unit derates and is gross margin weighted.

0

2

4

2006

2007

2008 Target

0

20

40

60

2006

2007

2008 Target

Top Quartile: 4.1%

Top Quartile: 1.7%

0

5

10

15

2006

2007

2008 Target

Top Decile: 0.84%

Our environmental leadership …

Capex Planned

No Additional Capex Planned

… has enabled us to comply with existing rules, reduce
emissions and position the company for success.

Hudson (NJ)

Mercer (NJ)

Keystone (PA)

Bridgeport (CT)

Conemaugh (PA)

SCR

SCR

SCR

Low NOx

No additional

2010

Burners

Capex

Scrubber

Scrubber

Scrubber

Ultra-low

Scrubber

2010

2010

2009

Sulfur Coal

Baghouse

Baghouse

Scrubber

Baghouse

Scrubber

2010

2008

(PA compliant)

(PA compliant)

NO

x

SO

2

Mercury / Particulate

Forecasted  Environmental

$700 - $750M

$490M

$160M

Capital Expenditures*

* Excludes IDC

Fossil’s capital spending on pollution control equipment
declines over time …

… and the coal fleet’s profile results in lower emissions and higher output.

Coal Environmental Capital

Coal Emissions Output

Aggregate emissions will decline nearly 70%
after installation of the pollution control
equipment

The installation will allow for fuel flexibility in
future years

Fossil spending on BET reaches a peak of over
$500 million in 2008

Fossil’s coal fleet will be well positioned in
2010, with a dramatic reduction in capital
spending on pollution control equipment

0

20,000

40,000

60,000

80,000

2007

2008

2009

2010

2011

Coal - NOx

Coal – SO2

$0

$300

$600

2007

2008

2009

2010

2011

Hudson 2

Bridgeport Harbor 3

Mercer 1 & 2

Power’s eastern coal plants are in the right areas …

… and after capital investments, anticipate increased capacity factors.

System Interface

Power is also making considerable
investments beyond the pollution
control facilities for its coal assets.

Power’s New Jersey coal units are
mid-merit, with capacity factors
averaging 50% to 60%.

Capacity (MW)

Coal Units

1,578

Total

372

Bridgeport

648

Mercer 1&2

558

Hudson 2

… yield a culture focused on excellence.

Fossil’s priorities …

Capture value through OEM implementation

Safety

Environmental

Output maximization

Cost management

Hudson / Mercer back-end technology
implementation

Opacity controls

Outage planning and execution, seasonal
readiness

Integrate operations with growth opportunities

PSEG Power
Market Overview and Financial Outlook

Dan Cregg

Vice President – Finance, PSEG Power

Energy markets have seen rising prices

 Fuel costs have risen

 Reserve margins have tightened

 Spark spreads are up

Capacity pricing mechanisms have been implemented in Power’s key markets

 Four RPM auctions implemented in PJM

 First FCM auction implemented in NE

Power’s hedging strategy enables strong and stable cash flows

 Increasingly visible and stable margin

BGS results in line with markets, including load serving value

Other recontracting to drive value

Gas asset optimization and other products round out a strong portfolio

 2007 delivered strong results

Last year we stated that markets were attractive …

… and results have been consistent with that message.

$0

$20

$40

$60

$80

2004

2005

2006

2007

2008E

$0

$2

$4

$6

$8

PJM Western Hub Off-Peak Prices

Coal Prices

$0

$20

$40

$60

$80

$100

2004

2005

2006

2007

2008E

$0

$5

$10

$15

$20

PJM Western Hub On-Peak Prices

Gas Prices

On-Peak Versus Gas

Off-Peak Versus Coal

$/MWh

$/MWh

Power market dynamics …

… have led to stronger electricity prices both on-peak and off-peak.

$/MB

$/MB

Note: Forward prices as of 2/29/08

Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08

Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08

Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08

Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08

$55

$60

$65

$70

$75

2009

2010

2011

8.5

9.0

9.5

10.0

10.5

2009

2010

2011

Rising coal and natural gas prices have driven LMPs ...

… and this trend may continue.

Central Appalachian Coal ($/Ton)

Natural Gas Henry Hub ($/MMbtu)

Electric PJM Western Hub RTC Price ($/MWh)

On Peak Heat Rate Expansion (MMbtu/MWh)

Note: Forward prices as of 2/29/08

$40

$50

$60

$70

$80

$90

2009

2010

2011

$6.5

$7.0

$7.5

$8.0

$8.5

$9.0

2009

2010

2011

The market dynamics reflect tightening reserve margins …

… which support Power’s well located assets.

Reserve margins remain tight and are
expected to get tighter in each of Power’s
three markets.

Development cycle time will likely drive
generation additions to be gas-fired, with
base-load additions not anticipated in the
near term.

60

15%

5%

0%

10%

-5%

-10%

-15%

2008

2009

2010

2011

2012

5%

4%

5%

3%

4%

2%

1%

1%

-2%

0%

0%

-5%

-2%

-1%

-7%

Data Source: EIA 411 - October 2007 (ISONE Includes External Capacity Imports)
Reserve Margin calculated using NERC Available Capacity Margin Methodology

PJM (RM Target = 15%, After 2009: 15.5%) – Data Shown is for RFC

NY ISO (RM Target = 15%)

ISONE (RM Target = 14.2, 14.6, 16.1, 16.2, 16.3% (‘08-‘12 implied))

 Regional Generation Balance 2008 – 2012
(Percent above or below TARGET Reserve Margin)

The implementation of carbon legislation will address
the critical issue of global warming …

$14.40

100%

Total

$0.00

$0.0

0%

Nuclear

$3.20

$8.0

40%

Gas CC

$1.20

$12.0

10%

CTs

$10.00

$20.0

50%

Coal

Impact

($/MWh)

$/MWh

On margin
(Illustrative)

Dispatch curve implication @ $20/ton*

By Fuel Type

$12.0

$18.0

$30.0

@$30/ton

$8.0

$12.0

$20.0

@$20/ton

$4.0

$6.0

$10.0

@$10/ton

Price ($/MWh)

0.4

0.6

1.0

Carbon tons/MWh

CC

CTs

Coal

PSEG Power Generation by Fuel

54%

25%

19%

Oil 1%

Pumped
Storage
1%

Nuclear

Coal

Gas

2007 Total GWh: 53,200

… and will put additional upward pressure on energy prices.

* For illustration purposes – potential impact of CO2 on power prices with current dispatch – not an indication of net effect on income.

$0

$5

$10

$15

$20

$25

$30

$35

$0

$5

$10

$15

$20

$25

$30

$35

$40

$45

As policymakers are looking to reduce CO2 emissions …

… Power stands in good position based on its low carbon fleet.

($/Ton)

The diversity of the portfolio makes Power well positioned to capture value in a wide range of potential regulatory outcomes, with about half of Power’s revenue increase expected to remain in EBITDA after the cost of carbon credits.

$0

$200

$400

$600

$800

Estimated Impact of Carbon Prices on Energy Prices
and on Power’s EBITDA

$/MWh
PENELEC
WESTERN HUB
PPL
METED
PECO
JCPL
DPL
RECO
BGE
AECO
PEPCO
PSEG

Power’s assets remain in the right places in PJM …

… deriving higher prices based on locational value.

Historical 5-year Average Energy Price
(Around the Clock)

$46

$48

$50

$52

$54

$56

Note: Reflects prices of original PJM load zones

The favorable location of Power’s assets …

$0

$50,000

$100,000

$150,000

$200,000

2002

2003

2004

2005

2006

2007

$0

$25,000

$50,000

$75,000

$100,000

2002

2003

2004

2005

2006

2007

Coal

Combined Cycle

Combustion Turbine

The PJM State of the Market Report reflected the
net revenue received from economic dispatch of
various technologies

The graphs above reflect the range of value
derived at various areas within PJM

The PSEG region consistently rates among the
highest value over the last six years, among
each of the various technologies

Net revenue has not met the Market Monitor’s
view of levelized requirement in most areas

… leads to incremental margin.

20-year levelized revenue

$0

$100,000

$200,000

$300,000

$400,000

2002

2003

2004

2005

2006

2007

Max

Min

PSEG

Max

Min

PSEG

Max

Min

PSEG

Through the new capacity constructs, and repricing at

market prices …

… Power expects to realize increasing margin improvement.

Power’s capacity is located in three Northeast markets.

Delivery Year ($MW/Day)

* Majority of Power’s assets
(a) – includes APS

Total Capacity 13,300MW

( ~ 1,000 - 1,500 MW under RMR)

The RPM Auction to date has provided strong price signals in PJM.

$174.29

$174.29

$174.29

2010 / 2011

$102.04

    $191.32 (a)

$191.32

2009 / 2010

$111.92

---

$148.80

2008 / 2009

2007 / 2008

Zones

$40.80

Rest of Pool

---

MAAC

$197.67

Eastern MAAC*

NY

NE

PJM

2988

3228

1373

2463

46,272

73,893

Prior to FERC Approval

After FERC Approval

The market has responded to RPM …

… adding 10,000 MW to date, with proposals for additional
capacity in the queue.

Additional Resources Since
RPM Began (MW)

Proposed Generation in PJM Queue (MW)

Net exports have decreased by nearly 3,000 MW

Withdrawn deactivation requests and
postponed/cancelled retirements have accounted
for over 3,000 MW

Nearly 2,500 MW of new generation resources
have been bid

DSM Resources have increased in each auction

Power has increased its MW bid in each auction

RPM has prompted substantial generation
proposals, with over 27,000 MW added to the
queue in 2007, after FERC approved RPM

Power has requested PJM study adding 1,000
MW, with a near term objective of building 300 to
400 MW at our NJ sites.

Demand Resources

Increase in Generation

Retained Generation

Decrease in Net Exports

Capacity prices in PJM to date have cleared above Net
Cost of New Entry (“CONE”) …

… with a proposal from PJM to increase Net CONE for the
2011/2012 auction to better represent rising construction costs.

$100

$150

$200

$250

$300

'07/'08

'08/'09

'09/'10

'10/'11

'11/'12

Delivery Year

Net Cost of
New Entry

Proposed Net
Cost of New
Entry

Proposed
Gross Cost of
New Entry

Gross Cost of
New Entry

Note: Auction prices and CONE reflect Eastern MAAC prices for 07/08, 08/09, and 09/10, and MAAC for 10/11, and RTO for 11/12

Auction pricing
for most of
Power’s assets

Potential
increase in
CONE

2003

2004

2005

2006

2007

2008

Ancillary services

Capacity

Congestion

Load shape

RECs

Transmission

Risk premium

Full Requirements

Round the Clock
PJM West
Forward Energy
Price

$33 - $34

$36 - $37

$55.59

$55.05

$65.41

$44 - $46

~ $21

~ $18

~ $21

$102.51

$67 - $70

~ $32

$98.88

~ $41

$58-$60

$68 - $71

~ $43

$111.50

Increase in Full Requirements Component Due to:

Increased Congestion (East/West Basis)

Increase in Capacity Markets/RPM

Volatility in Market Increases Risk Premium

Power’s fleet diversity and location ...

Market Perspective – BGS Auction Results

… has enabled successful participation in each BGS auction and cushioned customer impacts.

Note: BGS prices reflect PSE&G Zone

% of coal and
nuclear output
$/MWh

% of capacity
$/MW-day

0%

25%

50%

75%

100%

2008

2009

2010

2011

$0

$50

$100

$150

$200

0%

25%

50%

75%

100%

2008

2009

2010

2011

$60

$70

$80

Power’s hedging program provides near-term stability from
market volatility …

… while remaining open to long-term market forces.

Estimated impact of
$10/MWh PJM West
around the clock
price change*
($/share)

Contracted Energy

Contracted Capacity

% sold

(left

scale)

Estimated impact of
$30/MW-day capacity
price change*
($/share)

Price
(right
scale)

Price

(right
scale)

* Assuming normal market commodity correlations

Power has
contracted for a
considerable
percent of its
output over the
next three years
at increasing
prices.

The pricing for
most of Power’s
capacity has been
fixed through May
of 2011, by virtue
of the completed
auctions in PJM
and NE.

% sold

(left

scale)

$0.30 - $0.70

$0.15 - $0.45

$0.04 - $0.10

$0.01 - $0.02

$0.05 - $0.15

$0.00 - $0.01

$0.00 - $0.01

$0.00 - $0.01

Historical and Contracted Nuclear Fuel Cost

While nuclear fuel was volatile during 2007 …

… Power’s hedging strategy has mitigated market price
increases, with 100% hedged through 2011.

Contracted

$0

$2

$4

$6

$8

$10

2004

2005

2006

2007

2008

2009

2010

2011

0

6,000

12,000

18,000

2008

2009

2010

2011

Hedged

Coal

Total Output

85-95%

75-85%

55-65%

Power has contracts for supply of its coal through 2010 …

… and after installation of pollution control equipment, Power anticipates increasing flexibility in fuel choices.

Coal Output

Percent coal hedged as
of Feb. 15th, 2008

… are expected to drive continued increases in Power’s gross margin.

Operational improvements and recontracting in
current markets …

Gross Margin ($/MWh)

Hedged Energy

Hedged Capacity

Unhedged Energy

Unhedged Capacity

$0

$20

$40

$60

2005

2006

2007

2008E

2009E

2010E

2011E

Power has potential sources of future value …

… which could enhance margin over the long-term.

Recontracting

Peaking

Combined Cycle

Coal

Nuclear

Contract for 500 MW RTC at $34/MWh expires at year end

Current market prices at approximately $70/MWh

Potential for incremental MW, lower forced outage rate

Capacity revenue opportunity

Load growth, heat rate expansion

Anticipate higher utilization of Power’s 3,150 MW

Fuel flexibility post BET

Balance of plant investment to enhance value

Hope Creek 125 MW uprate for summer 2008

Salem 15 MW (PS share) uprate for summer 2008

Gas Asset Optimization

Large wholesale provider to PSE&G and others

Storage capacity of 80 Bcf (in the Gulf and market regions)

Firm transportation of 1.1 Bcf/Day (on ten pipelines)

Off-system sales margins shared with residential customers

Commercial & Industrial customers (C&I) sales priced monthly at market

Storage spreads capture Summer/Winter price differential on C&I sales

Weather and price volatility drive results

Ancillary Services

Area regulation

Voltage regulation

Black start

Emissions

… to round out a robust portfolio providing a range of $100 to
$200 million in margin.

In addition to energy and capacity, Power has other
attractive sources of revenues …

Power’s open EBITDA is approximately $2.6 - $2.8 billion …

… which will vary depending upon market drivers.

~ $40M

  $1/MWh

~ $69 - 73/MWh

(PJM-West)

Energy

Gas ~$8.50 to $9.00/MB

Coal ~ $2.85 to $3.15/MB

Fuel

~ $1.0 – 1.05B

O&M

Capacity

~ $120M

$10/KW-yr

~ $60 - $65/KW-yr

(~ $165 - $178/MW-day)

EBITDA
Impact

Sensitivity

Assumption

$1.0

$1.5

$2.0

$2.5

$3.0

2008 Forecasted EBITDA $2.05B - $2.25B

* Open EBITDA reflects unhedged results of Power at market prices shown above

PSEG Power
Summary

Right set of assets…

Large, diverse mix of low-cost base-load, load-following and peaking generating assets

Near load centers

Right markets…

Generation assets operate in attractive and growing markets

Nuclear and coal base-load capacity operate in markets where the price for power is set by gas

At the right time…

Mid-Atlantic and New England recognizing the value of capacity in constrained areas

Power has opportunity for brownfield development at existing sites

A move to control carbon benefits our nuclear-based fleet

PSEG Power – Excellent position for today …

… ready for tomorrow.

… drive PSEG’s earnings expectations for 2008 and beyond.

Post-2008 Drivers:

Operational
Excellence Model

Recontracting

Incremental
additions to
nuclear capacity

New Peaking

Further improvements at Power …

$949M*

$1,040M -
$1,140M

* See page 134 for Items excluded from Net Income to reconcile to Operating Earnings

$40M - $60M

$0M - $30M

$50M - $100M

5-7%
Growth

2007
Operating
Earnings

Energy

Capacity

Other

2008 Guidance

2011E

While Power’s net income grows at 5 - 7% through 2011 …

… the EBITDA growth over the same period is 7 - 9%.

Net Income

5 - 7% Growth

EBITDA

7 - 9% Growth

2008

2009

2010

2011

Future opportunities to support growth for Power …

New Peakers

Expansion on existing sites in New Jersey

Pursuing RFP at New Haven location

Cross Hudson

Opportunity in adjacent market

Generation Acquisitions

Multiple market opportunities

New Nuclear

Advantaged location in New Jersey

Continued exploration of new nuclear

… will add to a strong existing portfolio.

PSEG Power - Positioned for growth in 2008 and beyond

Operational
Excellence

      Regulatory
and Market
Environment

Growth with
Manageable
Risk

Resumed independent nuclear operations at year-
end

Continued focus on strong performance of fleet,
leveraging Operational Excellence Model at Fossil

Increased output from fleet to all time high

Active participation in deep, liquid, transparent
markets

NJ BGS model provides opportunity to contract
output over multi-year period

PJM’s capacity market supports reliability, first
capacity auction in New England

Positioned for market growth through heat rate
expansion, gas, carbon

Proposed construction of 300-400 MW of new gas
fired peaking capacity

Responding to RFPs in NY and CT

Positioned for additional growth through asset
acquisition, exploration of new nuclear

PSE&G
Review and Outlook

Ralph LaRossa

President and Chief Operating Officer, PSE&G

PSE&G - Positioned to provide growth

Operational
Excellence

Growth with
Manageable
Risk

Continued improvement in achieving
business objectives

Investments targeted to drive excellence
in performance at reasonable cost

O&M expenses growing less than
inflation

Attractive market and customer base

Competitive prices

Constructive policy supports Utility role
in meeting energy goals

Balanced regulatory environment at
both State and Federal levels

2007-2012 projected rate base growth of
7 - 8% with State energy policy providing
potential for longer-term growth through
carbon reduction investments

Regulatory and
Market
Environment

PSE&G operates in an attractive market …

NJ is ranked 3rd nationally in personal
income per capita

Mid-Atlantic ReliabilityOne Award winner
six years running

Solid regulatory relationships on traditional
utility matters

(0.2%)

1.6%

Historical Annual
Load Growth

2003-2007

3,502 M Therms

44,709 GWh

Electric Sales and  Gas Sold
and Transported

0.4%

1.7 Million

Gas

1.0%

2.1 Million

Electric

Projected Annual
Load Growth

2008 - 2012

Customers

1.3%

Historical Annual Load Growth

2003-2007

10,378*

Billing Peak (MW)

1,429

Network Circuit
Miles

1.4%

Projected Annual Load Growth

2008 - 2012

Electric and Gas Distribution Statistics (12/31/07)

Transmission Statistics (12/31/07)

… and through a disciplined capital allocation process has become a recognized leader in delivering safe and reliable service.

*Billing Peak includes adjustment for Voltage Reduction

PSE&G’s strategy is to be top decile nationwide in safety and top quartile in reliability and cost results.

We measure our progress and report results through our Balanced
Scorecard.

Clearly Define Strategy

Design and Link

Metrics to Strategy

Measure and

Communicate Performance

Embed Benchmarking

and

Best Practice

Implementation

PSE&G Performance Measurement Process

The scorecard links measures directly to our strategy. The process of measuring performance and benchmarking to best practices leads to a very disciplined investment strategy.

Decisions are made not only through financial measures, but also on achieving and maintaining best in class performance in people, operations and customer measures.

People

OSHA Index

OSHA Severity Rate

Motor Vehicle Accidents

Availability – Illness

Overtime

Staffing/100k Customers

Operations

SAIFI (Excluding Major Storms)

MAIFI (Excluding Major Storms)

CEMI

Gas Leak Reports per Mile

Leak Response Rate

Damages per Locate 1,000 Requests

Percent of Actual Meters Read

General Service Inquiry Levels

Customers

Perception Survey (Res/Sm Business)

CAIDI (Excluding Major Storms)

Financial

CapEx – Electric (Total per MWh)

CapEx – Gas (Total per Dktm )

O&M – Electric  (Total per MWh)

O&M – Gas (Total per Dktm )

Net Write-Off’s

Days Sales Outstanding

Return on Assets

Below Mean

Above Mean

Above Strategy

Not Available

AMI

2004

2005

2006

2007

iPower

iPower

As an example, using SAIFI and O&M metrics, it is clear that
PSE&G is the industry leader …

… in delivering value to our customers.  Operational excellence is the cornerstone for our strong regulatory relations on traditional matters.

Reliability vs. O&M Expenditures

0.00

2.00

4.00

6.00

8.00

10.00

12.00

14.00

16.00

18.00

20.00

0.00

0.20

0.40

0.60

0.80

1.00

1.20

1.40

1.60

1.80

2.00

System Average Interruption Frequency Index

PSE&G

Better

Regulated electric transmission, electric and gas distribution system

Characteristics

FERC regulation for electric transmission (formula rates)

NJ BPU regulation for electric and gas distribution

Managing recovery lag on electric and gas distribution investments

PSE&G’s base investment plan …

Gas

Distribution

30%

Electric

Transmission

22%

Electric

Distribution

48%

Gas

Distribution

35%

Electric

Transmission

13%

Electric

Distribution

52%

2007 Actual

Rate Base = $6.4 B

2012 Base Plan

Rate Base = $10.2 B

Equity Ratio ~ 48%

… coupled with fair regulatory treatment provides a solid
foundation for future earnings growth from 2008 – 2012 of 7 - 8%.

PSE&G Rate Base

PSE&G is deploying earnings and cash to grow the
business.

PSE&G Base Capital Requirements*
(2006 – 2012)

*Excludes impact of NJ Energy Master Plan potential opportunities, but includes Solar Initiative

**Excludes Securitization

$572

$617

$840

$905

$1,100

$1,265

$1,215

$0

$200

$400

$600

$800

$1,000

$1,200

$1,400

2006

2007

2008

2009

2010

2011

2012

Transmission

Electric

Gas

Depreciation & Amortization**

2007-2011 Plan

Overall, PSE&G is planning to invest over $5.3 billion in its infrastructure between 2008 and 2012, a 78% increase over last year’s plan.

Spend

(2008 – 2012)

Transmission

$1.6 Billion

Electric

Distribution

$2.2 Billion

Gas
Distribution

$1.5 billion

We will apply our disciplined investment approach to
three areas of growth for PSE&G.

T&D Expansion
Opportunities

PJM backbone transmission
and RTEP projects

Sub-transmission to
Transmission reliability
upgrades

Distribution System
Reinforcements

PSE&G EMP Strategies

Renewables / Emissions
   Strategies

Solar initiative

Demand-Side Strategies

Advanced Metering
Infrastructure

Carbon Abatement

PSE&G Facility and System
Efficiency

iPower, PSE&G’s new
Customer System

Leveraging State of the Art
Technology – SAP CCS

Enabling GPS technology to
improve dispatching

Creating new opportunities
through web-based
empowerment

Moving to a platform with full
AMI capability

Addressing customer
operational and financial
measures that are not
achieving strategy

Our investment profile extends growth opportunities beyond 2012.

Growth Capital Spending 2008 – 2012:

$1.5B*

$150M - $175M

$750M**

* Excludes traditional transmission projects

** Includes opportunities listed above except for Carbon Abatement opportunity

By 2018, NJ’s load is expected to grow by 4,000 MW …

Projects to NY

The Neptune HVDC project (685
MW) connecting Sayreville to
Long Island

The Linden VFT project (330
MW) connecting Linden to
Staten Island

The Bergen O66 project (670
MW) connecting Bergen to
ConEd's West 49th Street
substation

The Bergen Q75 project (1,200
MW) connecting Bergen to
ConEd's West 49th Street
substation

Linden S104 project (200 MW)
connecting Linden to Goethals

Projects to NJ

PSEG’s evaluation of
the proposed backbone
transmission projects:

Northern 500kV
route into Jefferson
and Roseland

Central 765kV route
into Deans

Southern 500kV
route into Salem

… yet the net import capability into NJ is only increasing by ~1,900 MW indicating need for additional generation, DSM or transmission imports requiring RTEP investment.

Total Import
Capability

~ 5,000 MW

Total Export
Capability

~ 3,100 MW

2008-2018 NJ Summer Peak
Annual Growth Rate = 1.8%

Sources: Imports: PSE&G Estimates; Exports:  PJM 2008 Regional Transmission Expansion Plan; and Load Growth: PJM 2008 Load Forecast Report

SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
UNION
HUDSON
HUNTERDON
MERCER
MONMOUTH
OCEAN
BURLINGTON
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

Transmission opportunities will require substantial
deployment of capital.

Transmission Growth

PJM approval was received for the $600-$650
million Susquehanna to Roseland line in October
2007

Siting and permitting process underway

Incentive filing submitted to FERC for:

150 BPS adder to ROE

100% CWIP in Rate Base

FERC approval of the MAPP projects also mandates
an additional $100 million of capital at Salem/Hope
Creek (2014-2015)

Pending FERC approval of Sub Transmission to
Transmission system reliability investments
represents about $250 million through 2012, post-
2012 ~$60 million/year

Other approved RTEP projects ~$250 million also
contribute meaningfully to improved reliability and
earnings growth

Backbone projects are in preliminary stages but
present real opportunity to improve reliability
throughout the state, with the potential investment of
~ $1.5B through 2015

When coupled with formula rate design and additional incentives, it will provide current return on forecasted capital expenditures thereby improving profitability.

Branchburg

Roseland

Jefferson

New Freedom

Smithburg

Deans

MAPP

Hope Creek

Salem

Project

I-765

Interstate

Project

RGGI enabling legislation was signed into law in January
2008.  It enables the utility to begin work with the BPU …

Section 13 of the RGGI Law permits utilities to invest and/or offer programs in renewables, conservation and energy
efficiency

The BPU will be adopting rules and regulations to determine utility participation and the mechanisms for recovery of costs, which must be completed during May/June 2008

Active Filings

Carbon Abatement

$5 million pilot program intended to demonstrate PSE&G capabilities

AMI

$15 million pilot program for advanced two-way communications.  Potential
$600 million in capital through 2013

Solar Initiative

$100 million pilot program to finance installation of PV Solar.  Potential
PSE&G market up to $1.8 billion assuming 2% Solar RPS through 2020

… while we await the release of the Energy Master Plan.  Our three pilot programs will prove our capabilities at reducing carbon in an economic manner.

In real terms, PSE&G customers pay less for electricity
than they did in 1990.

PSE&G Average Residential Electricity Rates
(1990 – 2008E)

4

6

8

10

12

14

16

18

1990

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008E

17.4

16.2

9.7

10.4

Source: Rates from PSE&G, NJ CPI from Economy.com

The state’s BGS model has cushioned impacts of rising
commodity prices.

Nominal

(What Customers

Pay)

Real

(Adjusted for Inflation)

CPI Tracking

Average cents/kWh, 500 kWh Bill

Average $/therm, 100 therm Bill

Combining operational excellence with prices
comparable to regional competitors …

16.1

0.00

2.00

4.00

6.00

8.00

10.00

12.00

14.00

16.00

18.00

PSE&G

Average

Note: Based on tariff rates in effect on December 31, 2007;  does not include effects of BGS increase effective June 1, 2008 nor other unknown increases to other regional firms.

… produces superior value to our electric and gas customers.

Electricity

BGS

Delivery

Clauses

15.2

1.61

0.00

0.20

0.40

0.60

0.80

1.00

1.20

1.40

1.60

1.80

PSE&G

Average

Gas

BGSS

Delivery

Clauses

1.46

Source: Rates from PSE&G Rates Regional Comparison

Average cents/kWh, 500 kWh Bill

Average $/therm, 100 therm Bill

Even with our planned investments, delivery prices to
customers ...

6.8

5.5

5.1

0.00

4.00

8.00

2007

2012

2007

Regional

Average

Note: 2007 Rates are based on tariff rates in effect on December 31, 2007; Regional Average may not include Electric Transmission for all firms.

… are expected to grow less than inflation.

Electricity

0.48

0.45

0.42

0.00

0.20

0.40

0.60

2007

2012

2007

Regional

Average

Gas

2007-2012 Growth = 0.7%

Inflation = 2.1%

2007-2012 Growth = 1.4%

Inflation = 2.1%

Distribution

Transmission

Source: Rates from PSE&G, NYPSC and PAPUC; Inflation from Moody’s Economy.com, February 2008

A moderate decline in earnings near-term …

$376M*

($3M - $13M)

$350M –
$370M

($3M - $14M)

… prior to significant increase in investment and resulting
expansion in earnings.

$262M*

Post-2008
Drivers

Managing O&M
growth below
rate of Inflation

Depreciation

Transmission
Formula Rates

Rate Case
execution and

minimizing
regulatory lag
associated with

Distribution rate
relief

6-8% consistent
with asset
growth

$3M - $11M

* See page 134 for Items excluded from Net Income to reconcile to Operating Earnings

($2M - $10M)

2006
Operating
Earnings

2007
Operating
Earnings

Sales Growth

Weather

O&M

Other

2008
Guidance

2011E

PSE&G - Positioned to provide growth

67% improvement from 2004 in achieving our business
objectives

Mid-Atlantic ReliabilityOne Award winner six years
running

AMI and iPower will improve areas with poor performing
metrics and reduce O&M costs

Balanced scorecard and peer panel benchmarks drive
our continuous improvement culture

Attractive market and constructive state policies will
enable us to provide economic solutions to the carbon
footprint challenge

Electricity and gas prices coupled with best in class
operations create superior value for customers

Transmission regulation provides favorable treatment to
large cap ex projects

Near Term Growth

Susquehanna/Roseland RTEP investment

Transmission and Distribution reliability enhancements

iPower and AMI

Long Term Growth

Additional backbone projects

Transmission and Distribution reliability enhancements

EMP

Manageable Risks

Regulatory recovery at FERC and BPU

Competing proposals in EMP

Proper regulatory incentives for EMP investments

Operational
Excellence

Growth with
Manageable
Risk

Regulatory and
Market
Environment

PSEG Energy Holdings
Review and Outlook

Stephen Byrd

Senior Vice President - Finance,

Business Development and Strategy

Two businesses focused on maximizing value of existing
investments at PSEG Energy Holdings

Operational
Excellence

Growth with
Manageable
Risk

Continued reliable Texas gas-fired asset
performance

Predictable performance of other US
generation from contracted base-load and
peaking assets

Solid performance in the remaining Latin
American distribution asset enhancing
market value

Texas market - declining reserve margins,
movement to a nodal market very similar to
PJM

Resources tax issues monitored closely

Capitalized on attractive values for
international assets

Strong cash flow generation for debt
retirement and growth

Attractive renewable generation opportunities
in PSEG core markets

Regulatory
and Market
Environment

Holdings’ portfolio has a diverse asset base . . .

Two businesses focused on maximizing value of existing investments

$45M - $60M projected 2008 operating earnings contribution

~ 55% of earnings from Resources

~ 45% of earnings from Global, targeting no international exposure by 2009

… with improved stability.

PSEG
Resources
49%

Chile & Peru
Distribution

Texas
Merchant
Generation

Other US
Generation

Two 1,000 MW CCGT‘s
1 in Central Texas (South Zone)
1 in West Texas

2007 Operating Earnings*

86% of the portfolio is
in energy-related
leveraged leases

2008 Guidance - Operating Earnings

12%

22%

17%

Texas
Merchant
Generation

25%

PSEG
Resources
56%

Other US
Generation

19%

~390MW owned  in
         CA, HI, NH
fully contracted

$ 115M

$ 45M - $60M

* See page 134 for Items excluded from Net Income to reconcile to Operating Earnings

Two companies sold
in 2007. SAESA in
              Disc Ops.

By reducing capital invested in non-strategic assets …

$175

$129

$57

$13

$139

$41

$62

$104

$(13)

2004

2006

2007

2004

2006

$2.6B

$1.9B

$0.9B

$0.4B

$1.3B

$0.2B

$0.5B

$1.2B

35%

15%

50%

8%

64%

28%

$317M*

33%

74%

$202M*

$188M*

Contribution by Region to Global’s
Pre-Tax Income*

29%

51%

20%

4%

55%

41%

Global’s Invested Capital

$0.5B

$0.1B

2008
Projected

$0.6B

85%

2007

$1.1B

$0.5B

45%

45%

$0.1B

$0.5B

10%

15%

-7%

$65M - $85M*

… Global has an improved risk profile.

2008
Projected

US

Chile & Peru

Other

* Excludes interest on Energy Holdings debt and corporate allocated G&A.  Includes interest on project level debt.

OK
NM
AR
TX
North
West
LA
South
Houston
Zones
North
Houston
South
West
This map was created using Platts PowerMap

Texas assets are a driver of Global’s results.

Texas (ERCOT) Electric Market Zones

Two 1,000MW combined cycle facilities

- Two of the most efficient gas-fired plants in
  Texas, constructed in 2001

- Forced outage rate less than 2%

Market Environment:

Bilateral forward market

Day ahead balancing and ancillary services
bid market

No capacity payments…margins derived
from energy and ancillary services

Nodal market transition begins in 2009

Natural gas units on the margin 90%

Reserve margins have been decreasing

Assets favorably located

15%

4,700

3,820

880

1.9%

4,100

West

Odessa

-8%

21%

Reserve
Margin
2007*

1.9%

1.9%

Annual
Growth

14,796

20,280

Total

Gas

Nuclear,
Coal, Wind**

Hydro

Load

Zone

12,161

2,635

16,000

Houston

12,680

7,600

16,750

South

Guadalupe

*Reserve Margins calculated on data provided by Global Energy.
** Wind is based on 8.7% of installed capacity (ERCOT Peak reliability %).

Odessa

Midland

Guadalupe

Austin

San Antonio

Variable Operating Cost $/MWh
100
900
1,000
1,000
3,000
13,000
21,000
27,000
36,000
44,000
49,000
54,000
62,000
65,000
73,000
75,000

Global’s Texas assets are competitively positioned …

… with modern, highly efficient combined cycle gas turbines.

ERCOT Capacity - Variable Operating Cost Stack

Source: SNL & ERCOT (2007 System Load)

$0

$50

$100

$150

$200

$250

$300

$350

$400

Cumulative Capacity MWs

Renewables

Nuclear and Coal

Natural Gas

System

Minimum

Load

System

Winter Peak

System

Summer

Peak

* Based on $6 mm/Btu NG

Odessa Plant

Guadalupe Plant

Due to market uncertainty …

Key drivers behind decision to remain largely unhedged beyond 2008:

Oversold market: Many generators seeking a hedge, limited appetite among hedge providers

Market uncertainty:

Uncertainty relating to move to a nodal pricing market

Recent sudden loss of wind generation in western ERCOT resulting in grid instability

Transmission maintenance: Extensive maintenance of 345kV line near Global’s Odessa unit

0%

20%

40%

60%

80%

100%

2008

2009

2010

2011

Texas CCGT Generation Output

… Global’s Texas assets are largely unhedged beyond 2008.

2008 Hedged
Spark Spread

$20-22/MWh

+/- $ 27 M

+/- $ 22 M

+/- $22 M

+/- $15M

         Heat Rate:
+/- 500 Btu/KWh*

+/- $16M

+/- $14M

+/- $11M

+/- $7M

      Natural Gas:
+/- $1/MMBtu*

*Pretax income effect

Projected long-term (2011) EBITDA influenced by several key
assumptions:

Major maintenance: approximately $10M higher in 2011 than in
2008

Capacity factor: projected to moderately increase due to decreasing reserve margins impacting South Zone

Spark spreads: projected to be in line with 2008 levels

While there are a number of uncertainties relating to
future Texas market dynamics …

85 - 105

48 - 52%

19 – 20

13 -14%

8.25

2011

PSEG

Market

19 – 20

19.04

19.42

16.52

$11.97

Spark
Spread

85 - 105

45 - 47%

13%

8.50

2008

104

48.7%

15%

6.76

2007

130

54.4%

16%

10.82

2006

93

54.6%

17%

6.34

2005

$48

50.4%

25%

$5.42

2004

EBITDA

($M)

Capacity
Factors

Reserve
Margin

Nat Gas
NYMEX

… EBITDA is projected to remain at 2008 levels.

Global continues to focus on monetizing non-core
international assets …

… while enhancing performance of existing domestic assets.

International:

Announced December ’07 intent to sell ownership interest in SAESA

Regulated utility with a book value of ~ $500M

Continuing to assess options for monetizing remaining international investments with a total book value of approximately $120 million

Turboven (Venezuela); PPN (India); Bioenergie (Italy)

Domestic:

Evaluating opportunities arising from ERCOT transition from a zonal to a nodal wholesale market

Assessing ability to further leverage Texas assets (existing debt of
$160/kW)

Focusing on continued operational excellence

PSEG Power has assumed operational oversight as of 2008

Top quartile availability at Texas assets

Continued strong performance from contracted U.S. generation assets

VT: load growth to 10%, 2007-12
NH: 23.8% in 2025
ME: 30% by 2000; 10% new by 2017
MA: 4% by 2009; + 1% annual increase
RI: 16% by 2019
CT 27% by 2020
NY: 24% by 2013
NJ: 22.5% by 2020; including 2% solar
DE: 20% by 2019, including 2% solar
PA: 18% by 2020
MD: 9.5% in 2022, including 2% solar
DC: 11% by 2022
VA: 12% by 2022
NC: 12.5% by 2021
OH: 20% by 2023
CA: 20% by 2010; goal of 33% by 2020
TX: 5,880 MW by 2015
HI: 20% by 2020
RPS
Strengthened/ amended RPS
Voluntary standards or goals
Proposed RPS or studying RPS
Other renewable energy goal

As renewable opportunities emerge …

… Global will focus on developing a renewable presence in core markets.

Emerging aggressive RPS

targets in core PSEG markets

create an opportunity

PSEG is well positioned to

participate

Familiarity with infrastructure

development, asset

management, energy policy,

project financing and power

markets

Experience with domestic and

international renewable assets

PSEG Global is pursuing

potential development of wind,

biomass and solar projects,

primarily in core markets

Cumulative 2008-2011 planned
investment in renewables of
~$500 million

PSEG’s newly created entity, PSEG Renewable Generation, along with a private developer, submitted a proposal in response to a New Jersey BPU Office of Clean Energy Solicitation,
to develop a 350 MW, 96 turbine wind farm approximately 16 miles off the southern New
Jersey shore

The proposal is subject to receipt of all required permits, financing and other conditions

National Renewable Portfolio Standards (RPS)

0

20

40

60

2007

2008E

2009E

2010E

2011E

Resources is focused on managing its current investment
portfolio …

… which has experienced an improvement in counterparties credit ratings (A3/A-).

PSEG Resources - Earnings Profile

2007 Adoption of FIN 48/FSP 13-2

Changes accounting methodology to record reserves

Results in lower lease revenues and higher interest expense totaling approximately $25M (after-tax) per year

Cash flows will decrease modestly as the portfolio matures and as leases terminate

$58M*

$30M-
$35M

$20M-
$25M

* Includes $12M gain from airline recovery and CBO settlement.

$5M-
$10M

$5M-
$10M

(Net Income)

Resources continues to monitor its tax risks …

PSEG position:

IRS disallowed deductions in November 2006 (as part of 1997-2000 audit)

PSEG has been in dialogue with the IRS

Ultimate resolution expected to take several years

In December 2007, PSEG made $100 million deposit to mitigate financial risk associated with disallowed deductions

Other cases / legislative activity:

Monitoring several cases under appeal or scheduled for decision in 2008

No draft legislation providing for retroactive treatment of leases; prior attempts were unsuccessful

… and maintains a flexible plan to handle the uncertainty.

$0

$500

$1,000

$1,500

$2,000

$2,500

$3,000

Sources

Uses

Cash From
Ops

Recourse
Bond
Redemptions

SAESA N.R.
Financing

PSEG Energy Holdings
Sources and Uses
2005 – Feb 2008

Asset
Sales

During the past three years, Energy Holdings has
substantially decapitalized its balance sheet …

… which allowed PSEG to both reduce its exposure to
international risk and redeploy capital to core businesses.

Dividends/ROC to
PSEG

IRS Deposit

$MM

$2.6 B

$2.6 B

PSEG Energy Holdings – 2008 Drivers

2007 Operating

Earnings

Latin America

Distribution

Taxes / FIN 48

Texas

Interest

Other/Airline/CBO

2008 Guidance

2011E

$115M*

($5M) – ($10M)

($20M) – ($30M)**

$20M - $30M

($45M) – ($50M)

($5M) -  ($10M)

$45M - $60M

$30M - $50M

**75% of Texas reduction is Mark to Market (a positive MTM in 2007 vs. a negative MTM in 2008), 25% is reduced energy margins, maintenance and   taxes

* See page 134 for Items excluded from Net Income to reconcile to Operating Earnings

($21) – ($31)

$20 –  $30

$51

Total (after-tax)

($17) – ($21)

($6) – ($2)

$15

Mark-to-Market

($4) – ($10)

$26 – $32

$36

Operations

Variance

2008

2007

Texas Variance
($ millions)

Operational
Excellence

Growth with
Manageable
Risk

PSEG Power has assumed operational
oversight of Texas as of 2008

Going forward, Global’s operations will be
focused on existing contracted US generation
and on renewables developed in core US
markets

Regulatory and
Market
Environment

Two businesses focused on maximizing value of existing
investments at PSEG Energy Holdings

Texas gas-fired generation largely unhedged
beyond 2008; hedged levels likely to increase
over time as market dynamics change and
uncertainties are resolved

Resources tax issues monitored closely;
ultimate resolution is expected to take several
years

Strong cash flow generation for debt
retirement and growth

Attractive renewable generation opportunities
in PSEG core markets – PSEG is well-
positioned to participate in the rapidly-
growing renewable generation marketplace

PSEG
Financial Review and Outlook

Tom O’Flynn

Executive Vice President and Chief Financial Officer

2007 – A year of financial accomplishments …

Operational
Excellence
Producing
Financial Results

Regulatory and
Market
Environment

Growth with
Manageable
Risk

Earnings / Dividend:

2007 growth of 57% vs. Mar. ‘07 guidance of 37%

2008 dividend Increase of 10%

Credit:

Reduced $1.1B of Parent debt in 2007

Achieved target credit measures

Business Risk:

Continued operational improvements and
solidifying Nuclear performance increases
stability of cash flow

Capacity markets increase visibility of earnings

Proven BGS model supports multi-year hedging

Successfully monetized international assets in
favorable markets

Attractive asset platform in core markets to
pursue growth

Strong discretionary cash for additional growth
and/or share repurchases

… resulted in us exceeding our earnings and debt reduction
targets.

Our returns have improved…

… and earnings growth is expected to continue.

Note: Calculations exclude the effects of non-recurring items

PSEG

0

5

10

15

20

25

2006

2007

2008

2009

2010

2011

ROE

ROIC

262

376

515

949

161

115

(66)

(63)

350 - 370

1,040 - 1,140

45 - 60

(15) - (10)

2006

2007

2008

$2.80 - $3.05

Strong earnings growth in 2007 …

… is expected to be followed by 8% growth in 2008 led by Power.

$1.73*

$2.71*

Holdings

PSE&G

Power

Parent

Operating Earnings by Subsidiary

57%

8%

* See page 134 for Items excluded from Net Income to reconcile to Operating Earnings

… translated into substantial cash generated by our subsidiaries and dividends to our parent.

In 2007, strong earnings combined with successful

asset sales …

$0.0

$0.6

$1.2

$1.8

Sources

Uses

Holdings
Dividend

Shareholder
Dividends

PSE&G
Dividend

Debt Reduction

2007 Parent Sources and Uses of Cash

Power
Dividend

$1.1B

PSE&G

Total Debt / Total Capitalization

1

2

3

4

5

2006

2007

44%

46%

48%

50%

52%

2006

2007

20%

24%

28%

32%

36%

40%

2006

2007

18%

20%

22%

24%

26%

28%

2006

2007

49%

50%

51%

52%

53%

2006

2007

… maximizing financial flexibility in today’s uncertain credit markets while we position ourselves for additional growth opportunities.

We are meeting or exceeding PSEG’s key long-term credit

measures resulting in a strong credit profile …

PSEG

Total Debt / Total Capitalization

PSEG

FFO / Total Debt

PSEG Power

FFO / Total Debt

Holdings

FFO Coverage

Target
50%

~

~

Target
Mid-20’s

~

~

Target
Mid-30’s

~

~

Target
50%

~

~

Target
3.0X

~

~

v

v

v

v

v

At Power, strong cash generation and declining
capital expenditures …

… should result in substantial discretionary cash available to
PSEG for additional growth and/or share repurchases.

($2.0)

($1.0)

$0.0

$1.0

$2.0

2007

2008

2009

2010

2011

$0.0

$2.0

$4.0

$6.0

$8.0

$10.0

Sources

Uses

Cash from
Ops

Net
Financing

Dividends
to Parent

Investments

Power Sources and Uses
(2008 – 2011 Forecast)

Power Cash Flow

Cash
from Ops

Declining Investments

Net Cash
Flow

Asset
Sales

Incremental debt
capacity while
maintaining target
credit measures

($1.5)

($0.5)

$0.5

$1.5

2007

2008

2009

2010

2011

$0.0

$2.0

$4.0

$6.0

Sources

Uses

Cash from
Ops

Net
Financing

Dividends
to Parent

Investments

PSE&G Sources and Uses
(2008 – 2011 Forecast)

PSE&G Cash Flow

Cash from
Ops

Growing Investments

Net Cash
Flow

At PSE&G, cash flow will be primarily directed towards
attractive reinvestment opportunities.

Modest dividends to the Parent are expected to continue as
PSE&G grows its asset base.

$0.0

$2.0

$4.0

$6.0

Sources

Uses

Holdings cash
generated
(remaining asset
sales and cash
ops) less cash
earmarked for
potential
renewable
investments

Holdings
Dividend

Shareholder
Dividend

PSE&G
Dividend

Discretionary
Cash

Parent Sources and Uses
2008 - 2011

Power
Dividend

$3.0B

We forecast $3.0B of discretionary cash through 2011.

Cash flow from Power is the primary driver of discretionary cash.

Holdings

PSE&G

Power

Parent

$2.80

-

$3.05

2008

2009

2010

2011

1040

 -

1140

45

-

60

350

-

370

(15)

–

(10)

8

–

9% Annual Growth

Subsidiary

Annual Growth

5

 –

7%

Discretionary Cash

Total Shareholder

Return

10 – 13%

Annual

Dividend Yield

3%

~

~

“Discretionary Cash”

– Annual Growth /

Share Repurchases

3%

~

~

Subsidiary Earnings

Annual Growth

5 – 7%

Annual Growth

6

   –

8%

5

 –

7%

~

~

3%

Redeploying our $3.0B of discretionary cash towards
additional growth and / or share repurchases …

… drives our Consolidated earnings growth rate resulting in a total shareholder return between 10 – 13%.

+

PSEG’s generating portfolio is well positioned …

… across multiple attractive markets.

Open Capacity

PSEG

2007 Total US Generation

15,700 MW

PSEG Power

2007 Total Capacity

13,300 MW

PSEG Global

2007 Total Owned Capacity

2,400 MW

NY

NE

PJM

Texas

CA

Other

PJM

Other

Texas

NE

NY

PSEG Power

2007 Energy Produced

53,200

GWh

Nuclear

54%

Coal

25%

Gas

19%

Oil 1%

Pumped

Storage

1%

Gas

92%

Oil 8%

PSEG Global

2007 Energy Produced

9,800

GWh

Nuclear

46%

Gas

30%

Coal

21%

PSEG

2007 Energy Produced

63,000

GWh

Oil 2%

Pumped

Storage

1%

+

+

=

=

PSEG’s generation portfolio provides attractive cash …

Combined fleet represents 15,700 MW of competitive generation

Assets are positioned in four attractive merchant markets

Growth opportunity available

Existing assets positioned for incremental growth

Site expansion capability

$1,993

TOTAL

$104

PSEG Global
(Texas)

$1,889

PSEG Power

PSEG Generation

2007 EBITDA ($M)

$2,700 - $2,900

TOTAL

~$100

PSEG Global
(Texas)

$2,600 - $2,800

PSEG Power

PSEG Generation

Open EBITDA* ($M)

… with opportunity for additional growth in a disciplined manner.

* Open EBITDA reflects unhedged results at PSEG Power and PSEG Global at market prices and current volume.

Our forecast of growth is based on highly visible drivers
which support our double digit returns …

What’s in our forecast…

New CONE pricing

Further improvements in
energy markets from heat
rate expansion, gas price
increases, and/or carbon

Potential for expansion of
investment in transmission

Revenue from additional new
generation

What’s not in our forecast…

Investment in new peakers

Current pricing in forward
energy markets

PSE&G’s spending on
known RTEP projects

New nuclear development
spending

PSEG Global’s capital
investment in renewables

… while additional growth is possible.

PSEG
Summary

Ralph Izzo

Chairman, President and Chief Executive Officer, PSEG

PSEG value proposition

PSEG well positioned in current business environment

Process improvement programs support efforts to:
                                 - maintain reliability
                                 - control costs
                                 - provide value for the customer

Asset mix provides balance in expanding markets

Strengthened balance sheet supports capital investment

Return of cash to shareholders through dividends
provides discipline to investment process

Earnings growth and yield offer opportunity for double
digit shareholder returns

APPENDIX

Capacity value conversion table ($)

$140

$110

$100

$90

$80

Megawatt / Day

11.50

9.00

8.20

7.40

6.58

= Megawatt hour

50.40

39.60

36.00

32.40

28.80

= Kilowatt / Year

4.20

3.30

3.00

2.70

2.40

= Kilowatt / Month

Megawatt / Day      Kilowatt / Month = (1 Megawatt / 1000) * 30 days

Kilowatt / Month      Kilowatt / Year = (1 Kilowatt per month *12 months)

Kilowatt / Year      Megawatt hour = (($ per Kilowatt / Year * 1000) / (# of hours in a year)) * load factor

Load factor for PEG = 50%

PSEG Energy Holdings - Global’s US Generation Assets

2011

Penelec

Hydro

4%

15

Conemaugh

2010

Constellation

Biomass
(wood chips)

40%

16

Bridgewater
(New Hampshire)

2,395

2,734

Total

Contracted:

2016

HECO

Oil

50%

208

Kalaeloa
(Hawaii)

2021

PG&E

Pet coke

50%

132

GWF & Hanford “QF”
(California)

2012

CDWR

Natural Gas-Fired
Peaker

60%

363

GWF Energy
(California)

Dec 31,

2010

Merchant
1,650MW

Contract:
350 MW

Natural Gas-Fired
7FA CCGT

100%

2,000

PSEG Texas – Odessa
(West) & Guadalupe
(South)

Term

Counter-
party

Fuel /
Technology

%
Owned

Total
MW

Merchant

PSEG Energy Holdings - Other International Generation

Modest investments: total of  ~$120M (book value at 12/31/07)

2013

Manufacturas
de Papel C.A.
“Manpa”

Natural Gas

9%

40

TGM

Venezuela

’09 – ‘12

CIP 6 contracts
with Italian grid

Biomass
(Wood)

42.5%

60

Biomasse Italia
Crotone &
Strongoli, Italy

’09 – ’11

CIP 6 contracts
with Italian grid

Biomass
(Wood)

85%

20

Bioenergie
San Marco, Italy

2032

n/a

Term

173

570

   Total

TNEB (State
Electricity
Board)

Naphtha /
Natural Gas

20%

330

PPN
Tamil Nadu, India

Merchant

Natural Gas

50%

120

Turboven
Maracay & Cagua,
Venezuela

Counter-party

Fuel /
Technology

%
Owned

Total
MW

PSEG Resources’ Portfolio – Leased Assets

BBB+/Baa1

56%

1,660

Total Top Ten

AA/Aa2

3%

104

Gas distribution network in Netherlands

EDON

A-/A3

100%

2,826

Total Leases

AAA/Aaa

4%

106

Gas distribution network in Netherlands

Nuon

A+/Aa3

4%

113

1,100 MW nuclear station in Mississippi

Grand Gulf

BBB+/
A3

4%

127

Reservoir in NJ

Merrill Creek –
(PECO, MetEd,
Delmarva Power &
Light)

AA+/Aa1

4%

130

540MW coal-fired generation facility in Netherlands

EZH

AA+/Aa1

5%

148

Electric distribution system in Austria

ESG

AA+/Aa1

6%

169

Gas distribution network in Netherlands

ENECO

BB-/B1

7%

212

Powerton & Joliet Generating Stations (IL)

2 coal-fired generating facilities (1,640 equity MW)

Edison Mission
Energy (EME)

B/B3

9%

255

Danskammer & Roseton Generating Station (NY) – 370
MW coal fired and 1,200 MW oil/gas fired

Dynegy Holdings

B/Ba2

10%

296

Keystone, Conemaugh & Shawville (PA)

3 coal fired plants (1,162 equity MW)

REMA (Reliant)

Credit

Rating*

% of

Portfolio

$ Invested
(millions)

Equipment

Lessee

*Reflects lessee or additional equity collateral support

Items Excluded from Net Income to Reconcile to Operating Earnings

Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

2007

2006

2007

2006

Merger related Costs:

PSE&G

-

$

(1)

$

-

$

Enterprise

-

(7)

(0.02)

Total Merger related Costs

-

$

(8)

$

-

$

(0.02)

$

Impact of Asset Sales:

Loss on Sale of RGE

-

(178)

-

$

(0.35)

$

Chilquinta & Luz Del Sur

(23)

-

(0.05)

-

Write down of Turboven

(7)

-

(0.01)

-

Premium on bond redemption

(28)

(7)

(0.06)

(0.02)

Total Impact of Asset Sales

(58)

$

(185)

$

(0.12)

$

(0.37)

$

Discontinued Operations:

Power - Lawrenceburg

(8)

$

(239)

$

(0.02)

$

(0.47)

$

Holdings:

SAESA

(33)

57

(0.06)

0.11

Electroandes

57

16

0.11

0.03

Elcho and Skawina

-

226

-

0.45

           Total Holdings

24

$

299

$

0.05

$

0.59

$

Total Discontinued Operations

16

$

60

$

0.03

$

0.12

$

Years Ended Dec. 31,

Years Ended Dec. 31,

($ millions)

(EPS)